U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2011

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 5.02(e)  Compensatory Arrangements of Certain Officers.

On April 21, 2011, Citigroup’s stockholders, upon recommendation of the Board of Directors, approved an amendment to the Citigroup 2009 Stock Incentive Plan (the “2009 Plan”), which was first approved by stockholders on April 21, 2009. This amendment to the 2009 Plan added 400 million shares of Citigroup Inc. common stock, par value $.01 per share, to the total number of such shares that may be issued pursuant to awards under the 2009 Plan.

No award previously made to the principal executive officer, the principal financial officer, nor any named executive officer of Citigroup Inc. under the 2009 Plan, nor under any other compensatory plan, contract or arrangement covering any such person, will be affected by the amendment to the 2009 Plan approved by stockholders on April 21, 2011.

Also on April 21, 2011, Citigroup’s stockholders, upon recommendation of the Board of Directors, approved adoption of the 2011 Citigroup Executive Performance Plan (“EPP”). The purpose of the EPP is to incentivize, motivate and attract and retain key executive talent with awards that are intended to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended, which allows a United States federal income tax deduction for performance-based compensation paid to executive officers who are named in Citigroup’s annual proxy statements, other than the chief financial officer. As of the date of this report, no awards have been made under the EPP to any such officers.

The amendment to the 2009 Plan referred to above and the EPP are described in greater detail in proposal 3 and proposal 4, respectively, in Citigroup’s Proxy Statement for the 2011 Annual Meeting of Stockholders (“Proxy Statement”). The Proxy Statement, which also includes a summary description of the 2009 Plan, as proposed to be amended, and the EPP, as proposed to be adopted, was filed with the Securities and Exchange Commission on March 10, 2011. The descriptions of the 2009 Plan and the EPP contained herein and in the Proxy Statement are qualified in their entirety by reference to the full texts of the 2009 Plan (as amended and restated effective April 21, 2011) and the EPP.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Citigroup's Annual Meeting of Stockholders was held on April 21, 2011.  At the meeting:

(1)      14 persons were elected to serve as directors of Citigroup;

(2)      the selection of KPMG LLP to serve as the independent registered public accounting firm of Citigroup for 2011 was ratified;

(3)      a proposal to approve an amendment to the Citigroup 2009 Stock Incentive Plan was approved;

(4)      a proposal to approve Citigroup’s 2011 Executive Performance Plan was approved;

(5)      an advisory vote on Citigroup’s 2010 executive compensation was approved;

(6)      an advisory vote on the frequency of future advisory votes on executive compensation was held and the option to hold annual advisory votes was approved;

(7)      a proposal to extend the period during which the Board could effect a reverse stock split was approved;

(8)      a stockholder proposal requesting that Citigroup affirm its political non-partisanship was defeated;

(9)      a stockholder proposal requesting that Citigroup provide a semi-annual report disclosing political contributions was defeated;

(10)    a stockholder proposal requesting a report on restoring trust and confidence in the financial system was defeated;

(11)    a stockholder proposal requesting that stockholders holding 15% or more of Citigroup’s common stock have the right to call special shareholder meetings was defeated; and

(12)    a stockholder proposal requesting that the Audit Committee conduct an independent review and report on controls related to loans, foreclosures and securitizations was defeated.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
(1) Election of Directors:

NOMINEE

Alain J.P. Belda	13,947,482,145	1,747,826,523	128,712,216	5,984,583,692
Timothy C. Collins	15,586,868,178	185,360,344	51,792,364	5,984,583,690
Jerry A. Grundhofer	15,607,157,272	176,854,589	40,009,025	5,984,583,690
Robert L. Joss	14,712,133,611	980,647,790	131,239,482	5,984,583,692
Michael E. O’Neill	15,617,222,154	167,365,642	39,433,089	5,984,583,691
Vikram S. Pandit	15,616,217,408	174,929,811	32,874,160	5,984,583,196
Richard D. Parsons	14,039,528,929	1,659,864,537	124,627,424	5,984,583,686
Lawrence R. Ricciardi	15,614,561,120	168,618,151	40,332,592	5,985,092,713
Judith Rodin	14,700,213,855	1,047,131,437	127,466,571	5,933,792,713
Robert L. Ryan	15,593,092,554	190,427,666	39,991,644	5,985,092,711
Anthony M. Santomero	14,977,290,253	805,840,306	40,381,310	5,985,092,707
Diana L. Taylor	14,974,736,814	800,736,115	48,038,937	5,985,092,710
William S. Thompson, Jr.	14,993,330,319	790,009,137	40,172,412	5,985,092,708
Ernesto Zedillo	15,593,925,376	180,827,977	48,758,508	5,985,092,714

(2) Ratification of	21,284,392,014	443,646,882	80,565,679	0
Independent Registered Public
Accounting Firm.

(3) Proposal to approve	12,948,377,521	2,784,744,223	90,549,999	5,984,932,833
amendment to the Citigroup
2009 Stock Incentive Plan.

(4) Proposal to approve	14,318,594,130	1,406,291,071	98,808,444	5,984,910,931
Citi’s 2011 Executive Performance Plan.

(5) Advisory vote on	14,701,275,614	951,369,927	171,055,999	5,984,903,036
Citi’s 2010 executive compensation.

(6) Advisory vote on	1 Years - 13,799,125,388	NA	51,924,973	5,994,970,041
frequency of future	2 Years - 52,310,756
executive comp votes.	3 Years - 1,910,273,417

(7) Proposal to approve the	20,817,659,376	903,667,558	87,198,236	79,406
Reverse Stock Split Extension.

(8) Stockholder Proposal	943,068,766	10,945,947,821	3,934,679,341	5,984,908,648
regarding political non-
partisanship.

(9) Stockholder Proposal	3,342,986,085	7,786,067,954	4,694,638,062	5,984,912,476
requesting a report on political contributions.

(10) Stockholder Proposal	1,086,640,401	12,195,079,427	2,541,980,816	5,984,903,932
requesting a report on restoring trust
and confidence in the financial system.

(11) Stockholder Proposal	7,394,909,291	7,181,786,380	1,246,991,551	5,984,917,354
requesting that stockholders holding 15% or more of
Citi’s common stock have the right to call special shareholder meetings.

(12) Stockholder Proposal	3,927,865,823	9,484,463,800	2,411,111,573	5,985,163,381
requesting that the Audit Committee conduct an independent review and report on controls related to loans, foreclosures, and securitizations.

On April 21, 2011, following Citigroup’s Annual Meeting of Shareholders, in light of the outcome of the shareholder vote and other relevant factors, the Citigroup Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held annually until the next required vote on the frequency of such votes.

Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number
10.1
Citigroup 2009 Stock Incentive Plan (as amended and restated effective April 21, 2011), incorporated by reference to Exhibit 4.1 to Citigroup’s Registration Statement on Form S-8 filed on April 22, 2011 (No. 333-173683).

10.2*	2011Citigroup Executive Performance Plan
       _____________________
       *Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 26, 2011
	By:	/s/ MICHAEL S. HELFER Name: Michael S. Helfer Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
10.1
Citigroup 2009 Stock Incentive Plan (as amended and restated effective April 21, 2011), incorporated by reference to Exhibit 4.1 to Citigroup’s Registration Statement on Form S-8 filed on April 22, 2011 (No. 333-173683).

10.2	2011Citigroup Executive Performance Plan